Exhibit 13.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER

OF ABB LTD, PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY

ACT OF 2002
In connection with the Annual

Report on Form 20-F for the fiscal year ended

December 31, 2022 of
ABB Ltd (the “Company”) as filed

with the U.S. Securities and Exchange

Commission (the “Commission”) on
the date hereof (the “Report”)

and pursuant to 18 U.S.C. §1350,

as adopted pursuant to Section

906 of the
Sarbanes-Oxley Act of 2002, I,

Timo Ihamuotila, Chief Financial Officer of

the Company, certify, that, to my
knowledge:
(1)

the Report fully complies with the requirements

of Section 13(a) or 15(d) of

the
Securities Exchange Act of 1934,

as amended; and
(2)

the information contained in the Report

fairly presents, in all material

respects, the
financial condition and

results of operations of the Company.
Dated: February 23, 2023
By: /s/ T
IMO
I
HAMUOTILA
Timo Ihamuotila
Chief Financial Officer
(principal financial officer)